UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2013
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	001-00652	54-0414210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9201 Forest Hill Avenue, Richmond, Virginia		23235
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Universal Corporation (the “Company”) issued a press release on August 6, 2013, discussing its results for the quarter ended June 30, 2013. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Shareholders (the "2013 Annual Meeting"), the Company’s shareholders (i) elected each of the persons listed below as a director for a term of either one year or three years, as indicated below, (ii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, (iii) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2014, and (iv) voted against a shareholder proposal regarding the disclosure of lobbying policies and practices.
The Company had 23,307,659 shares of common stock outstanding, as of June 14, 2013, with share entitled to one vote per share. The majority of the shares entitled to vote constituted a quorum.
The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes

Chester A. Crocker (three-year term)	17,924,729	217,014	2,303,933

Charles H. Foster, Jr. (three-year term)	17,781,073	360,670	2,303,933

Thomas H. Johnson (three-year term)	17,858,487	283,256	2,303,933

Lennart R. Freeman (one-year term)	17,926,281	215,462	2,303,933

The terms of office of the following directors continued after the 2013 Annual Meeting: John B. Adams, Jr., Diana F. Cantor, George C. Freeman, III, Eddie N. Moore, Jr. and Robert C. Sledd. Mr. Jeremiah J. Sheehan retired from the Board of Directors at the conclusion of the 2013 Annual Meeting.

Proposal 2 – Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes

17,695,524	327,767	122,262	2,300,122

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2014

For	Against	Abstain	Broker Non-Votes

20,242,647	146,506	56,523	0

Proposal 4 – Shareholder proposal regarding disclosure of lobbying policies and practices

For	Against	Abstain	Broker Non-Votes

6,858,954	11,067,984	218,615	2,300,122

No other matters were voted upon at the 2013 Annual Meeting.

Item 8.01.	Other Events.

On August 6, 2013, the Company issued a press release announcing quarterly dividends for the Company’s common stock and preferred stock. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

On August 6, 2013, the Company issued a press release announcing the formation of a joint venture, AmeriNic, Inc. to produce liquid nicotine for the electronic cigarette industry. The press release is attached as Exhibit 99.3 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated August 6, 2013, announcing results for the quarter ended June 30, 2013*

	99.2	Press release dated August 6, 2013, announcing quarterly dividends*

	99.3	Press release dated August 6, 2013, announcing formation of a joint venture*
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*Filed Herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	August 6, 2013	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

99.1	Press release dated August 6, 2013, announcing results for the quarter ended June 30, 2013.*

99.2	Press release dated August 6, 2013, announcing quarterly dividends.*

99.3	Press release dated August 6, 2013, announcing formation of a joint venture.*
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*Filed Herewith